UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

 Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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*** EXERCISE YOUR RIGHT TO VOTE *** IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 16, 2017 CHINA AUTOMOTIVE SYSTEMS, INC. MEETING INFORMATION MEETING TYPE: Annual Meeting FOR HOLDERS AS OF: June 20, 2017 DATE: August 16, 2017 LOCATION: Conference Hall Grand Kempinski Hotel TIME: 10:00 AM LST 1288 Lujiazui Ring Road Pudong New District Shanghai City, China You are receiving this communication because you hold shares in the above named Company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at WWW.PROXYVOTE.COM or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY MATERIALS AND VOTING INSTRUCTIONS.

BEFORE YOU VOTE How to Access the Proxy Materials PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE: 1. Notice & Proxy Statement 2. Annual Report HOW TO VIEW ONLINE: Have the information that is printed in the box marked by the arrow following page) and visit: WWW.PROXYVOTE.COM. HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 02, 2017 to facilitate timely delivery. HOW TO VOTE Please Choose One of the Following Voting Methods VOTE IN PERSON: If you choose to vote these shares in person at the meeting, you must request a "LEGAL PROXY." To do so, please follow the instructions at WWW.PROXYVOTE.COM or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. VOTE BY INTERNET: To vote now by Internet, go to WWW.PROXYVOTE.COM. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

VOTING ITEMS THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING: 1. Election of Directors NOMINEES 01 Hanlin Chen 02 Qizhou Wu 03 Arthur Wong 04 Guangxun Xu 05 Robert Tung THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL(S): 2 Approve an advisory (non-binding) proposal concerning the Company's named executive officer compensation program; THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 2 YEARS ON THE FOLLOWING PROPOSAL: 3 Approve an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation; THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL(S): 4 To ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company's independent auditors for the fiscal year ending December 31, 2017. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

VOTING INSTRUCTIONS